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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 26, 1998

                              Medaphis Corporation
             (Exact name of registrant as specified in its charter)

                   DELAWARE                          000-19480                          58-1651222
(State or other jurisdiction of incorporation) Commission File Number      (IRS Employer Identification Number)

                             2700 CUMBERLAND PARKWAY
                                    SUITE 300
                             ATLANTA, GEORGIA 30339
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:           (770) 444-5300

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

                        Exhibit Index Located on Page: 4
                            Total Number of Pages: 25

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Item 5.           Other Events.

         On January 23, 1998, the Registrant obtained a fully underwirtten committment from an affiliate of Donaldson, Lufkin & Jenrette for a $100 million revolving loan facility (the "Facility"). Under the terms of the committment letter, the Facility will be a three-year revolving credit facility, guaranteed by Medaphis' domestic subsidiaries and secured by a first priority security interest on substantially all of the material assets of the Registrant and its subsidiaries. Advances under the Facility will be based on a borrowing base formula in respect of the Registrant's billed and unbilled receivables and the Facility will contain customary financial and other covenants. The Facility is conditioned upon customary conditions and completion an offering of $150 million in senior notes maturing in 2005. The proceeds of the notes and the initial borrowing under the Facility will be used to refinance Medaphis' existing $210 million loan facility maturing in 1999, and for general corporate purposes. A copy of the term sheet with respect to the Facility is filed as exhibit 10.1 to this Current Report on Form 8-K

         On January 26, 1998, the Registrant issued a press release, a copy of which is filed as Exhibit 99.1 to this Form 8-K, relating to the Facility.

         In addition, on January 27, 1998, the Registant issued a press release, a copy of which is filed as Exhibit 99.2 to this Form 8-K, relating to certain changes and additions to management of the Registrant.

Item 7.           Financial Statements and Exhibits.

         (c)      Exhibits

                  10.1    Term Sheet, dated January 23, 1998, with respect to
                          $100 million revolving credit facility

                  99.1    Press Release issued by the Registrant on January 26,
                          1998

                  99.2    Press Release issued by the Registrant on January 27,
                          1998


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                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:    January 27, 1998

                                        MEDAPHIS CORPORATION

                                        By: /s/ Mark Colonnese
                                            ----------------------------------
                                               Mark Colonnese
                                               Senior Vice President
                                               and Controller




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                                INDEX TO EXHIBITS
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
EXHIBIT                                                                       PAGE
NUMBER                           DESCRIPTION                                 NUMBER
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
10.1     Term Sheet, dated January 23, 1998, with respect to $100 million       5
         revolving credit facility

99.1     Press Release issued by the Registrant on January 26, 1998            21

99.2     Press Release issued by the Registrant on January 27, 1998            23




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